                                                                    Exhibit 99.1

                         Form 4 Joint Filer Information

Name:                                   Cyrus Capital Partners GP, L.L.C.

Address:                                c/o Cyrus Capital Partners, L.P.
                                        399 Park Avenue, 39th Floor
                                        New York, NY 10022

Date of Event Requiring Statement:      05/14/15

Name:                                   Cyrus Capital Partners, L.P.

Address:                                c/o Cyrus Capital Partners, L.P.
                                        399 Park Avenue, 39th Floor
                                        New York, NY 10022

Date of Event Requiring Statement:      05/14/15

Name:                                   Cyrus Aviation Holdings, LLC

Address:                                c/o Cyrus Capital Partners, L.P.
                                        399 Park Avenue, 39th Floor
                                        New York, NY 10022

Date of Event Requiring Statement:      05/14/15